UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 22, 2017 (Date of earliest event reported)

UBS Commercial Mortgage Trust 2017-C6
(Central Index Key Number 0001721905)
(Exact name of issuing entity)

UBS AG
(Central Index Key Number 0001685185)
Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)
Ladder Capital Finance LLC
(Central Index Key Number 0001541468)
Cantor Commercial Real Estate Lending, L.P.
(Central Index Key Number 0001558761)
KeyBank National Association
(Central Index Key Number 0001089877)
Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256)
(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.
(Central Index Key Number 0001532799)
(Exact name of registrant as specified in its charter)

Delaware	333-207340-07	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas,	New York, New York	10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 13, 2017, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2017 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2017-C6, Commercial Mortgage Pass-Through Certificates, Series 2017-C6 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in UBS Commercial Mortgage Trust 2017-C6 (the “Issuing Entity”), a common law trust formed on December 13, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of thirty-nine (39) mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred twenty-four (124) commercial or multifamily properties.

The Mortgage Loan secured by the mortgaged property identified as “Logan Town Center” on Exhibit B to the Pooling and Servicing Agreement (the “Logan Town Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Logan Town Center Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Logan Town Center Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of December 1, 2017 (the “WFCM 2017-C42 Pooling and Servicing Agreement”), by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the WFCM 2017-C42 securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the WFCM 2017-C42 Pooling and Servicing Agreement applicable to the servicing of the Logan Town Center Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on December 13, 2017. The WFCM 2017-C42 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2017	UBS COMMERCIAL MORTGAGE
SECURITIZATION CORP.
(Registrant)

By:	/s/ Nicholas Galeone Name: Nicholas Galeone Title: President
By:	/s/ David Schell Name: David Schell Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1

Pooling and Servicing Agreement, dated and effective as of December 1, 2017, among  Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)